SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2003


                           Double Eagle Petroleum Co.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                         0-6529                83-0214692
          --------                         ------                ----------
(State or other jurisdiction of        (Commission File        (IRS Employer
       incorporation)                       Number)          Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                                  Exhibit Index
                                  -------------

Exhibit
Number            Exhibit Title
------            -------------

99.1              Press release dated November 18, 2003.



Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On November 14, 2003, the Company filed its Quarterly Report on Form 10-QSB containing its financial results for the three months and nine months ended September 30, 2003. On November 18, 2003, the Company issued a press release containing its financial results for the three months and nine months ended September 30, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2003                    DOUBLE EAGLE PETROLEUM CO.



                                     By: /s/  David C. Milholm
                                         ---------------------------------------
                                           David C. Milholm
                                           Chief Financial Officer and Treasurer